CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED, AS INDICATED BY [***], AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 10.5

Intellectual Property Security Agreement

This Intellectual Property Security Agreement, together with all addenda, exhibits and schedules hereto, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, or replaced, (this “Agreement”) is made as of this 27th day of December, 2013 by and between Jones Soda Co. (USA) Inc., a Washington corporation (“Jones USA”) and JONES SODA (CANADA) INC., a Canadian corporation (“Jones Canada”)  (Jones USA and Jones Canada, each individually and collectively, the "Pledgor") and BFI Business Finance ("Lender"), a California corporation, at Campbell, California.

A. Lender has lent or agreed to lend to Pledgor certain funds (the "Loan"), and Pledgor desires to borrow such funds from Lender pursuant to a Loan and Security Agreement and/or Secured Promissory Note executed or to be executed in connection herewith (either, as amended, the "Loan Agreement").  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

B. In order to induce Lender to make or continue to make the Loan, Pledgor has agreed to grant a security interest in certain intangible property to Lender for purposes of securing the Obligations of Pledgor to Lender.

RECITALS

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions.  All terms used herein which are defined in Division 1 or Division 9 of the Uniform Commercial Code of the State of California (“UCC”) shall have the meanings set forth therein; provided, however, that if a term is defined in Division 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Division 9.

2. Grant of Security Interest.  As collateral security for the prompt and complete payment and performance of all of Pledgor's present or future Obligations to Lender, Pledgor hereby transfers, conveys and grants to Lender, as security, Pledgor's entire right, title and interest in, to and under the following (collectively, the "Intellectual Property Collateral"):

a. Any and all present and future copyright rights, copyright application, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the "Copyrights");

b. Any and all present and future trade secrets, proprietary information, customer lists, manufacturing techniques, formulas, product formulations, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, or acquired or held;

c. Any and all present and future design rights which may be available to Pledgor now or hereafter existing, created, acquired or held;

d. Any and all patents, patent licenses, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

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e. Any and all present and future trademark license, trademark, and service mark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Pledgor connected with and symbolized by such trademarks, including, without limitation, those set forth on Exhibit C attached hereto (collectively, the "Trademarks”).

f. Any and all present and future rights in and to domain names in whatever form, and all derivative URLs, including without limitation those set forth on Exhibit D attached hereto (collectively, the “Domain Names”);

g. Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

h. Any and all present and future licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Domain Names, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

i. All amendments, extensions, renewals and extensions of any of the Copyrights, Patents, Trademarks, or Domain Names; and
j. Any and all proceeds and products of any of the foregoing, including, without limitation, all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.
3. Authorization and Request. Pledgor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this Agreement.
4. Covenants and Warranties. Pledgor represents, warrants, covenants and agrees as follows:

a. Pledgor is now the sole owner of the Intellectual Property Collateral (with the exception of other shared or non-ownership rights of Pledgor in the Intellectual Property Collateral as described in Exhibit E attached hereto), except for non-exclusive licenses granted by Pledgor to its customers in the ordinary course of business and except for those liens, encumbrances or security interests described in Exhibit E attached hereto;

b. Performance of this Agreement does not conflict with or result in a breach of any agreement to which Pledgor is party or by which Pledgor is bound;

c. During the term of this Agreement, Pledgor shall not transfer or otherwise encumber any interest in the Intellectual Property Collateral, except for liens, encumbrances, or security interests described in Exhibit E attached hereto and non-exclusive licenses granted by Pledgor, copies of which Pledgor will provide from time to time to Lender at the request of Lender;

d. Each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable (provided that, notwithstanding the foregoing, Pledgor makes no such representation or warranty with respect to Patents existing as of the date of first execution of this Agreement), in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party;

e. Pledgor shall deliver to Bank within thirty  (30) days of the last day of each month, a report signed by Pledgor, in form reasonably acceptable to Bank, listing any applications or registrations that Pledgor has made or filed in respect of any patents, copyrights or trademarks and the status of any outstanding applications or registrations.  Pledgor shall promptly advise Lender of any material change in the composition of the Intellectual Property Collateral, including but not limited to, any subsequent ownership right of the Pledgor in or to any Trademark, Patent or Copyright not specified in this Agreement;

f. Pledgor shall exercise commercially reasonsable efforts to  protect, defend and maintain the validity and enforceability of the Copyrights, Patents, Trademarks, or Domain Names, detect

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infringements of the Copyrights, Patents, Trademarks, or Domain Names and promptly advise Lender in writing of material infringements detected and not allow any Copyrights, Patents, Trademarks, or Domain Names to be abandoned, forfeited or dedicated to the public without the written consent of Lender, which consent shall not be unreasonably withheld, unless Pledgor determines that reasonable business practices suggest that abandonment is appropriate and so advises Lender;

g. Pledgor shall not register any maskworks, software, computer programs or other works of authorship subject to United States copyright protection with the United States Copyright Office without first complying with the following:  providing Lender with at least fifteen (15) days’ prior written notice thereof; providing Lender with a copy of the application for any such registration; and executing and filing such other instruments, and taking such further actions as Lender may reasonably request from time to time to perfect or continue the perfection of Lender's interest in the Intellectual Property Collateral, including without limitation the filing with the United States Copyright Office, simultaneously with the filing by Pledgor of the application for any such registration, of a copy of this Agreement or a Supplement hereto in form acceptable to Lender identifying the maskworks, software, computer programs or other works of authorship being registered and confirming the grant of a security interest therein in favor of Lender;

h. This Agreement creates, and in the case of after acquired Intellectual Property Collateral, this Agreement will create at the time Pledgor first has rights in such after acquired Intellectual Property Collateral, in favor of Lender a valid and perfected first priority security interest in the Intellectual Property Collateral in the United States securing the payment and performance of the Obligations evidenced by the Loan Agreement upon making the filings referred to in clause 4.i below;

i. Except for, and upon, the filing of a UCC financing statement with the appropriate filing office in the appropriate state; a notice of security interest with the United States Patent and Trademark office with respect to the Patents and Trademarks; and a notice of security interest with the United States Copyright Office with respect to the Copyrights, and or such other action as Lender may deem necessary to perfect the security interests created hereunder, and, except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either for the grant by Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Pledgor; or for the perfection in the United States in the Intellectual Property Collateral or the exercise by Lender of its rights and remedies hereunder;

j. All information heretofore, herein or hereafter supplied to Lender by or on behalf of Pledgor with respect to the Intellectual Property Collateral is accurate and complete in all material respects;

k. Pledgor shall not enter into any agreement that would materially impair or conflict with Pledgor's obligations hereunder without Lender's prior written consent, which consent will not be unreasonably withheld.  Pledgor shall not permit the inclusion in any contract to which it becomes a party of any provisions that could or might in any way impair or prevent the creation of a security interest in Pledgor's rights and interests in any property included within the definition of the Intellectual Property Collateral acquired under such contracts; and

l. Upon any officer of Pledgor obtaining knowledge thereof, Pledgor shall promptly notify Lender in writing of any event that materially adversely affects the value of any of the Intellectual Property Collateral, the ability of Pledgor or Lender to dispose of any of the Intellectual Property Collateral or the rights and remedies of Lender in relation thereto, including, without limitation, the levy of any legal process against any of the Intellectual Property Collateral.

5. Infringement.  Pledgor agrees that if any Person shall do or perform any acts which Lender reasonably believes constitutes an infringement of any Intellectual Property Collateral, or violate or infringe any right of Pledgor or Lender therein or if any Person shall do or perform any acts which Lender believes constitutes an unauthorized or unlawful use thereof, then and in any such event, Lender may and shall have the right to  (provided that Pledgor has failed to undertake reasonable steps to protect Lender’s interests within five (5) days following Lender’s written request to do so) take reasonable steps to protect its interests; and while an Event of Default is continuing, to take such steps and institute such suits or proceedings as Lender may deem advisable or necessary to prevent such acts and conduct and to secure damages and other relief by reason thereof, and to

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generally take such steps as may be advisable or necessary or proper for the full protection of the rights of the parties.  Lender may take such steps or institute such suits or proceedings in its own name or in the name of Pledgor or in the names of the parties jointly.  Lender hereby agrees to give Pledgor notice of any steps taken, or any suits or proceedings instituted, by Lender pursuant to this paragraph.

6. Security Interest.  This security interest is granted in conjunction with the security interests granted to Lender pursuant to the Loan Agreement.  Pledgor does hereby further acknowledge and affirm that the rights and remedies of Lender with respect to the security interest in the Intellectual Property Collateral made and granted hereby are subject to, and more fully set forth in, the Loan Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

7. Lender's Rights.  Lender shall have the right, but not the obligation, to take, at Pledgor's sole expense, any actions that Pledgor is required under this Agreement to take but which Pledgor fails to take, after five (5) days' written notice to Pledgor.  Pledgor shall reimburse and indemnify Lender for all costs and expenses incurred in the reasonable exercise of its rights under this Section 7.

8. Inspection Rights.  Pledgor hereby grants to Lender and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable notice to Pledgor, and to the extent Pledgor can legally grant that right, any of Pledgor's and its subcontractors' plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold under any of the Intellectual Property Collateral, and to inspect the products and quality control records relating thereto upon reasonable notice to Pledgor and as often as may be reasonably requested; provided, however, nothing herein shall entitle Lender to access to Pledgor's trade secrets and other proprietary information.

9. Further Assurances; Attorney in Fact.

a. On a continuing basis, Pledgor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including, appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office or the United States Copyright Office, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Lender to perfect Lender’s security interest in all Intellectual Property and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to Lender the grant or perfection of a security interest in all Intellectual Property Collateral.

b. Pledgor hereby irrevocably appoints Lender as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Lender or otherwise, from time to time in Lender's Sole Discretion, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including:

i. to modify in its Sole Discretion, without first obtaining Pledgor's approval of or signature to such modification, Exhibit A,  Exhibit B,  Exhibit C, and Exhibit D hereof as appropriate, to include reference to any right title or interest in any Copyrights, Patents, Trademarks, or Domain Names acquired by Pledgor after the execution hereof or to delete any reference to any right, title, or interest in any Copyrights, Patents, Trademarks, or Domain Names in which Pledgor no longer has or claims any right, title or interest; and,

ii. to file, in its Sole Discretion, one or more UCC financing or continuation statements and amendments thereto, relative to any of the Intellectual Property Collateral without the signature of Pledgor where permitted by law;

iii. after the occurrence and during the continuance of an Event of Default, to qualify Pledgor to do business in any state if Pledgor shall fail to do so following request by Lender; and
iv. after the occurrence of an Event of Default, to transfer the Intellectual Property Collateral into the name of Lender or a third party to the extent permitted under the UCC.

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10. Events of Default. The occurrence of any of the following events shall constitute an Event of Default under this Agreement:
a. An Event of Default occurs under the Loan Agreement or any other agreement between Pledgor and Lender; or
b. Pledgor breaches any warranty or agreement made by Pledgor in this Agreement.

11. Remedies.  Upon the occurrence of an Event of Default, Lender shall have the right to exercise all of the remedies of a Lender under the UCC, including without limitation, the right to require Pledgor to assemble the Intellectual Property Collateral and to make it available to Lender at a place designated by Lender.  Pledgor will pay any expenses (including reasonable attorneys’ fees and legal and other costs and the reasonable estimate of the allocated costs and expenses of in-house legal counsel and staff) incurred by Lender in connection with the exercise of any of Lender's rights hereunder, including without limitation any reasonable expense incurred in disposing of the Intellectual Property Collateral.  All of Lender's rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

12. Lender’s Duties.  Beyond the safe custody thereof, Lender shall have no duty with respect to any Intellectual Property Collateral in its possession or control (or in the possession or control of any agent or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto.  Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Intellectual Property Collateral in its possession if the Intellectual Property Collateral is accorded treatment substantially equal to that which it accords its own property.  Lender shall not be liable or responsible for any loss or damage to any of the Intellectual Property Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Lender in good faith.

13. Costs and Expenses; Indemnification; Other Charges.
a. Costs and Expenses. Pledgor agrees to pay on demand:

i. reasonable costs or expenses (including without limitation taxes, photocopying, notarization, telecommunication, insurance premiums, and postage) paid by Lender in connection with Lender’s transactions with Pledgor;

ii. reasonable costs and expenses required to be paid by Pledgor under any of the Loan Documents that are paid or advanced by Lender in connection with Lender’s transactions with Pledgor;

iii. reasonable legal fees and expenses paid or incurred by Lender in connection with the due diligence, negotiation and preparation of this Agreement, the Loan Documents executed in connection herewith and other documents executed in connection herewith now and in the future (whether for legal services and expenses from outside counsel or from in-house counsel);;

iv. reasonable documentation, filing, recording, publication, appraisal (including periodic Collateral appraisals) and search fees assessed, paid, or incurred by Lender in connection with Lender’s transactions with Pledgor;

v. reasonable costs and expenses of third party claims or any other suit paid or incurred by Lender in enforcing or defending the Loan Documents and adjusting or settling disputes and claims with Account Debtors with respect to Pledgor’s Accounts; and Lender’s costs and expenses and reasonable Attorneys’ Fees and expenses (whether for legal services incurred by and expenses from outside counsel and/or from in-house counsel and staff) incurred in advising, structuring, drafting, reviewing, administering, amending, terminating, or enforcing, or in any other way relating to, this Agreement or the other Loan Documents (including reasonable Attorneys’ Fees and expenses incurred in such adjusted or settled disputes and claims, and in connection with a “workout,” a “restructuring,” or an Insolvency Proceeding concerning Pledgor or any Guarantor of the Obligations, irrespective of whether suit is brought).  The Attorneys’ Fees incurred by Lender in any Insolvency Proceeding shall

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include, without limitation, those incurred in connection with debtor-in-possession financing, motions for relief from automatic stay, and actions to determine dischargeability, and defending, or concerning the Loan Documents.

b. Indemnification.  Pledgor hereby agrees to indemnify Lender, any Affiliate thereof, and its directors, officers, employees, agents, counsel, and other advisors (each an “Indemnified Person”) against, and hold each of them harmless from, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever, including Attorneys’ Fees, Lender Expenses, the reasonable fees and disbursements of counsel to an Indemnified Person (including allocated costs of internal counsel), which may be imposed on, incurred by, or asserted against any Indemnified Person, in any way relating to or arising out of this Agreement or the transactions contemplated hereby or any action taken or omitted to be taken by it hereunder (the “Indemnified Liabilities”); provided that Pledgor shall not be liable to any Indemnified Person for any portion of such Indemnified Liabilities to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from such Indemnified Person’s gross negligence or willful misconduct.  If and to the extent that the foregoing indemnification is for any reason held unenforceable, Pledgor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

c. Other Charges.  Pledgor agrees to indemnify Lender against and hold it harmless from any and all present and future stamp, transfer, documentary, and other such taxes, levies, fees, assessments, and other charges made by any jurisdiction by reason of the execution, delivery, performance, and enforcement of this Agreement.

14. Notices.  Unless otherwise provided in this Agreement or hereinbelow, all notices or demands by any party relating to this Agreement or any of the other Loan Documents shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) may be made, and deemed to be given, as follows: a) if delivered in person or by courier (overnight or otherwise), on the date when it is delivered; b) if by facsimile, when received at the correct number (proof of which shall be an original facsimile transmission confirmation slip or equivalent); or c) if sent by certified or registered mail or the equivalent, on the earlier of the date such mail is actually delivered or three (3) days after deposit thereof in the mail, unless the date of actual delivery or such date 3 days after deposit thereof in the mail (as applicable) is not a Business Day in which case such communication shall be deemed given and effective on the first following Business Day.  Any such notice or communication given pursuant to this Agreement or any of the Loan Documents shall be addressed to the intended recipient at its address or number specified as follows:

If to Jones USA:	Jones Soda Co. (USA) Inc.
1000 1st Avenue South, Suite 100, Seattle, Washington 98134
Attn:	Jennifer L. Cue, President & CEO
Telephone No.:	(206) 624-3357
Facsimile No.:	(206) 624-6857

If to Jones Canada:	JONES SODA (CANADA) INC.
1000 1st Avenue South, Suite 100, Seattle, Washington 98134
Attn:	Jennifer Cue, President
Telephone No.:	(206) 624-3357
Facsimile No.:	(206) 624-6857

If to Lender:	BFI Business Finance
851 East Hamilton Avenue, 2nd Floor, Campbell, California 95008
Attn:	David Drogos, President
Telephone No.:	(408) 369-4000
Facsimile No.:	(408) 369-4018 / (408) 369-.4056

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.  Notwithstanding anything to the contrary in the foregoing, Borrower

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acknowledges and agrees that notices sent by Lender in connection with §§ 9610, 9611, 9612, 9613, 9614, 9615, 9617, 9618, 9620, 9621, or 9624 of the Code and any other references to the disposition of collateral under the Code, all as such sections may be amended and/or re-numbered from time to time, shall be deemed sent when: (a) delivered in person or by courier (overnight or otherwise), (b) deposited in the mail, or (c) transmitted by facsimile.

15. Certain Waivers.  Pledgor waives, to the fullest extent permitted by law, any right of redemption with respect to the Intellectual Property Collateral, whether before or after sale hereunder; all rights, if any, of marshalling of the Intellectual Property Collateral or other collateral or security for the Obligations whether such rights arise under California Civil Code §§2899 and 3433 or otherwise; any right to require Lender to proceed against any Person; to exhaust any other collateral or security for any of the Obligations; to pursue any remedy in Lender’s power; or to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests, or notices of dishonor in connection with any of the Intellectual Property Collateral; all claims, damages, and demands against Lender arising out of the repossession, retention, sale, or application of the proceeds of any sale of the Intellectual Property Collateral; and demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Lender on which Pledgor may in any way be liable.

16. Release upon Satisfaction of Pledgor’s Obligations.  At such time as Pledgor shall completely satisfy all of the Obligations secured hereunder (other than inchoate indemnity obligations), Lender shall execute and deliver to Pledgor all terminations, releases and other instruments as may be necessary or proper to evidence the termination of the security interests granted hereunder, subject to any disposition thereof which may have been made by Lender pursuant hereto.

17. General Terms.
a. Survival of Representations and Warranties. All representations and warranties of Pledgor contained in this Agreement shall survive the execution and delivery of this Agreement.

b. “Sole Discretion” means the exercise by Lender of its reasonable (from the perspective of a secured asset based lender) business judgment in light of all of the facts and circumstances existing with respect to the issue then under consideration by Lender.

c. California Law; Venue.  This Agreement and all transactions contemplated hereunder and/or evidenced hereby shall be governed by, construed under, and enforced in accordance with the internal laws of the State of California, without giving effect to conflicts of law principles.    The parties hereby agree that  this Agreement is entered into and that Borrower’s performance to Lender occurs at Campbell, California; and  all actions or proceedings arising in connection with this Agreement and/or the Loan Documents shall be tried and litigated only in the State and Federal courts located in the County of Santa Clara, State of California or, at the sole option of Lender, in any other court in which Lender shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy.  Each of Borrower and Lender waives, to the extent permitted under applicable law, any right each may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this section.

d. JURY TRIAL WAIVER.  PLEDGOR AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  PLEDGOR AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not

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enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, mutually selected by the parties (or, if they cannot agree, by the Presiding Judge of the Santa Clara County, California Superior Court) appointed in accordance with California Code of Civil Procedure § 638 as such sections may be amended and/or re-numbered from time to time (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts), sitting without a jury, in Santa Clara County, California; and the parties hereby submit to the jurisdiction of such court.  The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive as such sections may be amended and/or re-numbered from time to time.  The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers.  All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed.  If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Santa Clara County, California Superior Court for such relief.  The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings.  The parties shall be entitled to discovery that shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings.  The private judge shall oversee discovery and may enforce all discovery rules and order applicable to judicial proceedings in the same manner as a trial court judge.  The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to the California Code of Civil Procedure § 644(a).  Nothing in this section shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies.  The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

e. Successors and Assigns.  This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Pledgor without Lender’s prior written consent, which consent may be granted or withheld in Lender’s Sole Discretion.  Lender shall have the right without the consent of or notice to Pledgor to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Lender’s obligations, rights and benefits hereunder.    In connection therewith, Lender may disclose all documents and information that Lender now has or may hereafter acquire relating to any credit extended by Lender to Borrower, Borrower or its business, any Obligor or the business of any Obligor, or any Collateral.

f. Severability of Provisions.  In the event any one or more of the provisions contained in this Agreement is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

g. Amendments.  Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated, nor may any consent to the departure from the terms hereof be given, orally (even if supported by new consideration), but only by an instrument in writing signed by all parties to this Agreement.  Any waiver or consent so given shall be effective only in the specific instance and for the specific purpose for which given.

h. Entire Agreement.  This Agreement, together with the Loan Agreement embodies the entire agreement and understanding among and between the parties hereto, and supersedes all prior or contemporaneous agreements and understandings between said parties, verbal or written, express or implied, relating to the subject matter hereof.  No promises of any kind have been made by Lender or any third party to induce Pledgor to execute this Agreement.  No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Agreement.

i. Waiver.  No failure to exercise and no delay in exercising any right, power, or remedy hereunder shall impair any right, power, or remedy which Lender may have, nor shall any such delay be construed to be a waiver of any of such rights, powers, or remedies, or any acquiescence in any breach or default hereunder; nor shall any waiver by Lender of any breach or default by Pledgor hereunder be deemed a waiver of any default or

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breach subsequently occurring.  All rights and remedies granted to Lender hereunder shall remain in full force and effect notwithstanding any single or partial exercise of, or any discontinuance of action begun to enforce, any such right or remedy.  The rights and remedies specified herein are cumulative and not exclusive of each other or of any rights or remedies which Lender would otherwise have.

j. Interpretation.  This Agreement and all agreements relating to the subject matter hereof are the product of negotiation and preparation by and among each party and its respective attorneys, and shall be construed accordingly.  The parties waive the provisions of California Civil Code §1654.

k. Information. Pledgor agrees that Lender may provide information relating to this Agreement or relating to Pledgor to Lender’s parent, affiliates, and subsidiaries.

l. Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument.  This Agreement, or a signature page thereto intended to be attached to a copy of this Agreement, signed and transmitted by facsimile machine, telecopier, or other electronic means (including via transmittal of a “pdf” file) shall be deemed and treated as an original document.  The signature of any person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document.  At the request of any party hereto, any facsimile, telecopy or other electronic document is to be re-executed in original form by the persons who executed the facsimile, telecopy of other electronic document.  No party hereto may raise the use of a facsimile machine, telecopier, or other electronic means or the fact that any signature was transmitted through the use of a facsimile machine, telecopier, or other electronic means as a defense to the enforcement of this Agreement.

m. Satisfaction Requirement.  If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to Lender, the determination of such satisfaction shall be made by the Lender in its Sole Discretion.

n. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof.

[Signature Page Follows]

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Signature Page for that certain

Intellectual Property Security Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Intellectual Property Security Agreement on the day and year first above written.

PLEDGOR:

Jones Soda Co. (USA) Inc.

/s/ Jennifer L. Cue
By:Jennifer L. Cue
Its:President & CEO

PLEDGOR:

JONES SODA (CANADA) INC.

/s/ Jennifer Cue
By:Jennifer Cue
Its:President

LENDER:

BFI Business Finance

/s/ Jeffrey Lizar
By:Jeffrey Lizar
Its:Executive Vice President

CAsaIP (rev. 12.05.2013 sf)Page 10Initial Here JC

Exhibit A

Copyrights

All present and future registered and unregistered copyrights.

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Exhibit B

Patents

All present and future registered and unregistered patents.

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Exhibit C

Trademarks

All present and future registered and unregistered trademarks, including but not limited to the following:

Jones Soda Co. (USA) Inc.

Trademark	Serial Number	Date
POP! GO THE CALORIES	86100568	10/24/2013
JONES STRIPPED	86073696	09/24/2013
NATURAL JONES	85881664	03/20/2013
SMARTASS (1)	85008360	04/07/2010
JONES 24C (1)	78952163	08/15/2006
WET YOURSELF (1)	78669885	07/13/2005
WAZU (1)	78669735	07/13/2005
JONES SODA CO. (1)	784444930	07/01/2004
JONES NATURALS (1)	78139377	06/27/2002
JONES SODA CO. (1) (3)	77838529	09/30/2009
9th AVE SODA (1)	77787946	07/23/2009
CREATE SOME CHANGE (1)	77510440	06/27/2008
JONES NADA (1)	77781808	07/15/2009
FOCL (1)	77538550	08/04/2008
FOCL (1)	77538508	08/04/2008
FOCL (1)	77538496	08/04/2008
24G (1)	77510430	06/27/2008
JONES (1)	77386041	01/31/2008
MY JONES VIDEO (1)	77439499	04/03/2008
24 (1)	77386058	01/31/2008
24 (1)	77386056	01/31/2008
24C (1)	77386048	01/31/2008
24C (1)	77386043	01/31/2008
MY JONES MUSIC (1)	77360598	12/27/2007
JONES (1)	77360558	12/27/2007
JONES GABA (1)	77273389	09/06/2007

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JONES GABA (1)	77273147	09/06/2007
JONES GABA (1)	77272965	09/06/2007
DRINK LESS SODA...JUST BETTER SODA (1)	77128956	03/12/2007
DRINK LESS SODA...JUST BETTER SODA (1)	77128952	03/12/2007
HAPPY (1)	76167723	11/20/2000
WHOOP ASS ENERGY BAR (1)	76068874	06/12/2000
WHOOP ASS ENERGY DRINK REVITALIZES ATTITUDE & RESTORES FAITH IN MANKIND (1)	75891043	01/07/2000
SLIM JONES (1)	75842751	11/08/1999
JONES WHOOP ASS (1)	75818361	10/12/1999

Trademark	Registration Number	Date
BLUE BUBBLEGUM	4141512	05/15/2012
WHOOPASS ZERO (1)	4206841	09/11/2012
JONES WHOOPASS ZERO (1)	4206840	09/11/2012
WHOOPASS	4242586	11/13/2012
[DESIGN ONLY] (1)	4210617	09/18/2012
OPEN A CAN!	4210609	09/18/2012
WHOOPASS JONES EST .96 (1)	4154725	06/05/2012
JONES SODA CO.	3458146	07/01/2008
JONES SODA CO. ENERGY (1)	3323873	10/30/2007
“RUN WITH THE LITTLE GUY!” (1)	3145143	09/19/2006
JONES SODA CO. (1)	2989799	08/30/2005
FROZENSODAPOPS JONES SODA CO. BOTTLE NOT INCLUDED! (1)	3246219	05/29/2007
JONES SODA CO.	3406531	04/01/2008
JONES NATURALS (1)	3008470	10/25/2005
BADA BING! (1)	2709523	04/22/2003
JONES	3788694	05/11/2010
ROADTRIP JONES (1)	3736939	01/12/2010
OFFICIAL SODA OF THE ROADTRIP (1)	3938562	03/29/2011
ROADTRIP JONES (1)	3848752	09/14/2010
JONES ZILCH	3878556	11/23/2010

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OFFICIAL SODA OF THE ROADTRIP (1)	3945111	04/12/2011
MIXED FLAVOR SODA (1)	3795259	05/25/2010
JONES SODA CO.	3760445	03/16/2010
JONES GABA GAMMA AMINO BUTYRIC ACID FOCUS + CLARITY (1)	3855516	10/05/2010
[DESIGN ONLY] (1)	3791681	05/18/2010
FREE SODA FRIDAY	3759553	03/09/2010
KEEPING IT REAL	3875407	11/16/2010
WWW.JONESSODA.COM	3877318	11/16/2010
JONES ORGANICS (1)	3793667	05/25/2010
PURE CANE	3878223	11/16/2010
24C (1)	3705982	11/03/2009
PURE CANE SODA	3662127	07/28/2009
JONES	3752778	02/23/2010
JONES	3752777	02/23/2010
JONES	3870848	11/02/2010
JONES	3828756	08/03/2010
JONES GABA (1)	3658742	07/21/2009
JONES GABA (1)	3651801	07/07/2009
BOHEMIAN RASPBERRY (1)	3380868	02/12/2008
CORN IS FOR CARS...SUGAR IS FOR SODA (1)	3573175	02/10/2009
CORN IS FOR CARS...SUGAR IS FOR SODA (1)	3606533	04/14/2009
RUN WITH THE LITTLE GUY	2723603	06/10/2003
WHOOP ASS (1)	3915344	02/08/2011
WHOOP ASS ENERGY COLA (1)	2996249	09/20/2005
JONES SODA CO.	2766010	09/23/2003
MY JONES	2577172	06/11/2002
JONES	2790050	12/09/2003
SLIM JONES (1)	3300391	10/02/2007
WHOOP ASS ENERGY DRINK REVITALIZES ATTITUDE & RESTORES FAITH IN MANKIND (1)	2842065	05/18/2004
MY JONES	2708272	04/22/2003
J JONES	2675901	01/21/2003
[DESIGN ONLY] (1)	3066216	03/07/2006
WWW.JONESSODA.COM (1)	2541825	02/19/2002
JONESIN’ (1)	2958857	06/07/2005

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I’M JONESIN’ (1)	2958856	06/07/2005
JONES SODA CO. (1)	2839363	05/11/2004
JONES SODA CO. (1)	2837569	05/04/2004
WHOOP ASS ENERGY DRINK (1)	2721730	06/03/2003
NATURAL JONES (1)	2553027	03/26/2002
J (1)	2178918	08/04/1998
FUFU BERRY SODA (1)	3047167	01/24/2006
SLIM JONES (1)	2291508	11/09/1999
SPIKED JONES (1) (2)	2682073	02/04/2003
GO THERE (1)	2691231	02/25/2003
JONES SODA CO.	2118528	12/02/1997
I’VE GOT A JONES FOR A JONES (1)	2093428	09/02/1997
IT MAY NOT BE YOUR THING (1)	2352128	05/23/2000
WAZU (1)	2217493	01/12/1999
WET YOURSELF (1)	2217492	01/12/1999

Foreign Registrations

Trademark	Registration Number	Date
9th AVE SODA (1)	1026583
24C (1)	0969127
MY JONES VIDEO (1)	0979965
MY JONES MUSIC (1)	0988023
CREATE SOME CHANGE (Canada)	796348	04/28/2011
DOCTOR JONES (Canada)	1547896	04/30/2012
FUFU BERRY SODA (Canada)	635830	03/21/2005
I’M JONESIN’ (Canada)	572392	12/17/2002
J (DESIGN) (Canada)	465524	11/01/2011

CAsaIP (rev. 12.05.2013 sf)Page 16Initial Here JC

JONES (Canada)	1114736	09/05/2001
JONES [***]	969128	06/27/2008
JONES [***]	969128	06/27/2008
JONES [***]	969128	06/27/2008
JONES [***]	969126	06/27/2008
JONES [***]	969126	06/27/2008
JONES [***]	969126	06/27/2008
JONES [***]	969126	06/27/2008
JONES [***]	B562878	02/16/2011
JONES [***]	A965879	02/16/2011
JONES [***]	6894567	08/14/2012
JONES [***]	456897HK	02/16/2011
JONES [***]	I6589789	02/16/2011
JONES [***]	JPG687545	02/16/2011
JONES [***]	6897544	02/16/2011
JONES [***]	456896	02/16/2011
JONES [***]	5871423	02/16/2011
JONES [***]	689754612TW	02/16/2011
JONES [***]	973939	07/29/2008
JONES [***]	973939	07/29/2008
JONES [***]	973939	07/29/2008
JONES SODA CO. [***]	IM-5050208.25	02/08/2005
JONES SODA CO. [***]	2065068	01/17/1997
JONES SODA CO. (Canada)	463610	09/20/2011
JONES SODA CO. [***]	331132	04/15/2006
JONES SODA CO. [***]	39541401	05/02/2006
JONES SODA CO. [***]	426282	03/30/2009
JONES SODA CO. [***]	900106	12/05/2007
JONES SODA CO. [***]	T97/08920J	07/25/2007

CERTAIN PORTIONS OF THIS PAGE HAVE BEEN OMITTED, AS INDICATED BY [***], AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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JONES SODA CO. [***]	2040573	01/02/2008
JONES SODA CO. [***]	4674081	10/06/2006
JONES SODA CO. [***]	3359226	11/14/2007
JONES SODA CO. [***]	4442242
JONES SODA CO. [***]	42007008210	04/19/2008
JONES SODA CO. ROOT BEER (Canada)	573837	01/16/2003
JONES SODA CO. “I’VE GOT A JONES FOR A JONES” J (DESIGN) [***]	2140321	01/23/1998
JONES SODA COMPANY (Canada)	454913	03/01/2011
JONES ZILCH (Canada)	1453885	10/01/2009
JONESIN’ (Canada)	572393	12/17/2002
KEEPING IT REAL (Canada)	1453886	10/01/2009
MY JONES (Canada)	547298	06/27/2001
MY JONES MUSIC (Canada)	791987	03/02/2011
RUN WITH THE LITTLE GUY (Canada)	566751	08/30/2002
WWW.JONESSODA.COM (Canada)	519964	11/29/1999
JONES STRIPPED (Canada)	86/073,696	11/20/2013
SPIKED JONES (Canada) (2)	528506	05/29/2000

Jones Soda Co. (USA)

Trademark	Registration Number	Date
JONES JUMBLE (1)	3861781	10/12/2010

JONES SODA (CANADA) INC.

Trademark	Serial Number	Date
FU CRAN FU (1)	76284771	07/10/2001

CERTAIN PORTIONS OF THIS PAGE HAVE BEEN OMITTED, AS INDICATED BY [***], AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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WAZU PRODUCTS LTD. (4)

Trademark	Serial Number	Date
JONES JUICE (1)	76284774	07/10/2001
JONES JUICE 360° (1)	76284766	07/10/2001
JONES JUICE (1)	76284765	07/10/2001
JONES JUICE DAVE GREEN TEA WITH HEMP (1)	76284764	07/10/2001
JONES JUICE 360 AND LABEL DESIGN (1)	76284763	07/10/2001
JONES JUICE 360 AND DESIGN (1)	76284762	07/10/2001

Legend for all tables above in Exhibit C:

1.	[***]

2.	[***]

3.	[***]

4.	WAZU Products Ltd. changed its name to Jones Soda (Canada) Inc. in 2002.

CERTAIN PORTIONS OF THIS PAGE HAVE BEEN OMITTED, AS INDICATED BY [***], AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Exhibit D

Domain Names

All present and future registered and unregistered domain names.

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Exhibit E

Permitted Liens

CERTAIN FORMULAS AND PRODUCT FORMULATIONS ARE OWNED BY

CERTAIN SUPPLIERS OF THE PLEDGORS

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